UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):            December 20, 2011

Pharmasset, Inc.

(Exact Name of Issuer as Specified in Charter)

Delaware	001-33428	98-0406340
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

303-A College Road East Princeton, New Jersey		08540
(Address of Principal Executive Offices)		(Zip Code)

(609) 613-4100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 16, 2011, the Company filed an 8-K disclosing its decision to cease the dosing of PSI-352938 in the QUANTUM study. Consistent with the Company’s decision, on December 20, 2011, the US Food and Drug Administration notified the Company that the PSI-352938 monotherapy IND is being placed on full clinical hold and the PSI-352938/PSI-7977 combination IND is being placed on partial clinical hold, which allows the PSI-7977/ribavirin combination arms of the QUANTUM study to continue unchanged.

These events do not trigger the “key product event” clause set forth in section 4.1(t) of the Agreement and Plan of Merger entered into by Pharmasset and Gilead Sciences, Inc. on November 21, 2011 and do not alter either party’s rights and obligations under the terms of the agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pharmasset, Inc.

Date: December 22, 2011	By:	/s/ Kurt Leutzinger
Kurt Leutzinger Chief Financial Officer